                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 3, 2004

                                 Date of Report
                        (Date of Earliest Event Reported)

                             Everlast Worldwide Inc.

             (Exact Name of Registrant as Specified in its Charter)

      Delaware                    0-25918                    13-3672716
----------------------      ------------------         -------------------------
(State or Other                (Commission                  (IRS Employer
Jurisdiction of               File Number)                Identification No.)
Incorporation)

               1350 Broadway, Suite 2300, New York, New York 10018
               ---------------------------------------------------
                     (Address of Principal Executive Office)

                                 (212) 239-0990
                    ----------------------------------------
                         (Registrant's telephone number,
                              including area code)

                    ----------------------------------------
                   (Former Name, if Changed Since Last Report)

ITEM 5 - OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 3, 2004,  Everlast  Worldwide  Inc. (the  "Company")  issued the press release  filed with this  Current  Report as Exhibit  99.1  announcing  that the
Company entered into a strategic  licensing and business alliance with Contender
Partners LLC, a venture between Mark Burnett Productions and Dreamworks LLC. The
Company shall serve as exclusive supplier of boxing equipment,  active wear, and athletic  shoes for  upcoming  NBC  series,  "The  Contender,"  produced by Mark
Burnett  Productions.  The  Company  is also  planning  to use  the  "Contender"
hang-tag  branding for a new line of the  Company's  sports  apparel,  shoes and equipment to be sold exclusively in Foot Locker stores starting October 2004.

Pursuant to General Instruction F to Form 8-K, the press release attached hereto as Exhibit 99.1, is incorporated into this Item 5 by reference.

ITEM 7 - FINANCIAL STATEMENT AND EXHIBITS

         (c) Exhibits:

10.1     Agreement  by and among Everlast Worldwide Inc., Contender Partners LLC and Tournament of Contenders LLC dated July 23, 2004.

99.1     Press release, dated August 3, 2004, of Everlast Worldwide Inc.

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                                      -2-

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                              EVERLAST WORLDWIDE INC.

August 3, 2004                                By: /s/ Gary J. Dailey
                                                 -------------------------------
                                                 Name:  Gary J. Dailey
                                                 Title: Chief Financial Officer